SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

      |X| Preliminary Information Statement
      |_| Definitive Information Statement

                          Northwest Horizon Corporation
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment  of Filing Fee (Check the appropriate box):

      |X| No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          1) Title of each class of securities to which transaction applies:

                  Common Stock, no par value

          2) Aggregate number of securities to which transaction applies:

                   _____________shares of Common Stock

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4) Proposed maximum aggregate value of transaction:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                          Northwest Horizon Corporation
                          1000 de la Gauchetiere Ouest,
                       Suite 2400 Montreal, Quebec H3B 4W

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                              INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

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                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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                                  INTRODUCTION

      This notice and information statement (the "Information Statement") was mailed on or about December ___, 2004 to the stockholders of record, as of December 20, 2004, of Northwest Horizon Corporation, a Nevada corporation (the "Company") pursuant to Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

      The actions to be effective twenty days after the mailing of this Information Statement are as follows:

      (1) We effected a 4-for-1 forward stock split of our issued and outstanding Common Stock.

      Attached hereto for your review is an Information Statement relating to the above-described actions.

      Please read this notice carefully. It describes the essential terms of the stock split and contains certain information concerning the stock split. Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

                THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS
                  AND NO STOCKHOLDERS' MEETING WILL BE HELD TO
                      CONSIDER ANY MATTER DESCRIBED HEREIN.

                                            By Order of the Board of Directors,

                                            /s/ Francis Mailhot
                                            -----------------------------------
                                            Francis Mailhot
                                            Chairman of the Board of Directors
December 20, 2004

                          Northwest Horizon Corporation
                          1000 de la Gauchetiere Ouest,
                       Suite 2400 Montreal, Quebec H3B 4W5

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                              INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

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TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

            (1) We effected a 4-for-1 forward stock split of our issued and outstanding Common Stock.

The Board of Directors has fixed the close of business on December 20, 2004, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

 THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
             WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on December 20, 2004, the Record Date, are entitled to notice of the action to be effective on or about January 20, 2005. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A "SAFE HARBOR" FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using "estimate," "anticipate," "believe," "project," "expect," "intend," "predict," "potential," "future," "may," "should" and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

o Changes in existing product liability, tort or warranty laws or the introduction of new laws, regulations or policies that could affect our business practices: these laws, regulations or policies could impact our industry as a whole, or could impact only those portions in which we are currently active.

o Changes in relationships with major customers and/or suppliers: an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position.

o Armed conflicts and other military actions: the considerable political and economic uncertainties resulting from these events, could adversely affect our order intake and sales, particularly in the limousine market.

o Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

                    CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

THE COMPANY

The Company

Northwest Horizon Corporation was incorporated on February 5, 2003, in the State of Nevada. The Company's principal executive offices are located at 1000 de la Gauchetiere Ouest, Suite 2400 Montreal, Quebec H3B 4W5. Our telephone number is 514-578-7469. As of the date of this prospectus, we have no revenue or operations. Our fiscal year end is December 31.

We are a development stage company. We have not had any revenues or operations and we have few assets. We do not expect to have revenues until four months after the date of this prospectus.

Since incorporation, we have not made any significant purchases or sale of assets, nor have we been involved in any mergers, acquisitions or consolidations. Northwest Horizon Corporation has never declared bankruptcy, has never been in receivership, and has never been involved in any legal action or proceedings.

We are in the process of establishing ourselves as transportation broker specializing in the long-haul trucking industry of Western Canada. A transportation broker finds a trucking company to facilitate the transportation of both raw materials and finished products from a pick up location to a specified destination point. As a broker we plan to find freight that needs to be hauled. Then we will look for a trucking company to pick up that freight and deliver it to the destination point. Consequently, our customer could be any company requiring transportation services for their products. Our vendors will be long-haul carriers within the trucking industry that require work for their units. Horizon will negotiate the value of the trip with the customer. After we receive confirmation of delivery and a copy of the truck driver's bill of lading, our customer will be invoiced.

Principal Products and Services

We intend to procure a large inventory of work available on a daily, weekly, and monthly basis. It is important that hauls be found in the vicinity of all major centers. It is equally important that we have a variety of carriers available to accept the work. Our mandate will be to match each load to the appropriate carrier. In doing so, we intend to maximize the trailer's deck space and load capacity within the legal limits of each relevant jurisdiction. We intend to focus on long-haul requirements, both inter-provincially and extra-provincially, within Western Canada. It is not within our scope of focus to provide L.T.L. (local deliveries), nor are we prepared to offer warehouse space or re-load facilities at this time.

The Market

We plan to focus on Western Canada for the near foreseeable future.

Competition and Competitive Strategy

From our market investigations, we have found that the majority of freight brokers are large, international companies. Generally speaking, it would appear that international freight brokers concentrate solely on website services and data base listings to market their services and facilitate sales. Horizon believes that a portion of our target market may be hesitant to depend on computerized technology and would therefore prefer to "talk to a real person". Although Horizon plans to use a website as one means of marketing, we also intend to concentrate on building a network of carriers and customers through personalized service.

Of the eleven companies listed in the Directory of Freight Brokers in British Columbia, all but two advertise international services. These international freight brokers transport goods by truck, rail, air, and ocean. International brokers need to be custom brokers specializing in export documentation. Northwest Horizon Corporation intends to transport goods only by way of truck and also intend to avoid all the intricacies of international shipping and border crossings. Instead we will concentrate on building a network of contacts in the western provinces of Canada. The contacts of our directors will provide immediate access to a base of clientele. However, the international freight brokers may be more appealing to customers since they offer more services than we can provide.

The remaining two companies listed in the Directory of Freight Brokers in British Columbia provide warehousing and distribution services. However, at this time, Northwest does not plan to offer sorting, re-labeling, warehousing or distribution. This gives our competitors an advantage again by being able to provide more services than we do. We will be targeting a market requiring the movement of freight that is complete and that can be transported by truck carriers that operate only in Western Canada.

Many of the freight brokers in the Province of Alberta specialize in moving oilfield and oversized equipment. Alternatively the Alberta Forest Products Shippers Association (A.F.P.S.A.) deal only in lumber and related products.

In our limited investigations into the competitive landscape of freight brokers in Western Canada, only one broker appeared to be offering a comparable service. However, that company depends entirely on a personalized, telephone service to find customers and collect its inventory of freight to move.

We believe Horizon will be differentiated from other freight brokers in Western Canada as we will be marketing our services through websites with computerized data, as well as the previously traditional method of marketing through one-on-one telephone conversations and fax transmissions. Until we commence our operations, we will not know if we will be able use both methods as an advantage over our competitors.

Distribution

Our most effective tool of communication will be the telephone so we intend to use a toll-free telephone and fax number. Both our suppliers as well as carriers will find it convenient and cost effective.

The transportation industry is becoming computer literate. In order to compete effectively, we intend to have a prominent presence on the internet.

Website such as the Internet Load Board for Truckers may be resourced. Additionally we anticipate using our own website to keep carriers abreast as to trips we have available.

Sources and Availability of Products and Supplies

Our source of work inventory will be from the shipping departments and purchasing departments of various businesses in Western Canada. These contacts will be cultivated from our own network of contacts and referrals. We intend to utilize the Internet for prospective suppliers. Road trips will be a contributing part of extending our list. Consistent contact, usually by telephone, will be important in keeping our services foremost in the mind of these important individuals.

Dependence on One or a Few Major Customers

This business is not the type of business that is, or can be, dominated by one or a small number of customers. There is estimated to be over 3.3 million truck drivers in the U.S. and in excess of 250,000 in Canada. Of that, one in ten are independent, a majority of which are owner operators. (see Trucking statistics at www.truckinfo.net/stats.asp)

Patent, Trademark, License & Franchise Restrictions and Contractual Obligations & Concessions

There are no inherent factors or circumstances associated with this industry that would give cause for any patent, trademark or license infringements or violations. Horizon has not entered into any franchise agreements or other contracts that have given, or could give rise to obligations or concessions

Governmental Controls and Approvals

As a broker, the area for government control or need for government approval would be concerning business licensing. The business license will be obtained upon application with the City of Mission, in the Province of British Columbia. We intend to obtain this license one month after the date of this prospectus. Since we do not expect to hire any employees within the first year of operations, labor and occupational health and safety standards will not apply. Our Officers and Directors are aware of the various requirements in this regard and will make the necessary arrangements as the business grows and employees are hired.

Each carrier used will be providing their own operating authorities. By doing so, they will be responsible to monitor their drivers' hours of service and for keeping all their equipment properly maintained within Federal Government standards. All fines or demerits for breaches of safety standards and driving violations are levied against the carriers' operating authority and safety certificates.

Existing or Probable Government Regulations

Other than the licensing requirements discussed above, there are no other types of government regulations existing or being contemplated that would adversely affect Horizon's ability to operate.

Research and Development Activities and Costs

Horizon has no plans to undertake any research and development activities during the term of this prospectus.

Compliance With Environmental Laws

There are no environmental laws that have been enacted, nor are we aware of any such laws being contemplated for the future, that address issues specific to our business.

Facilities

We do not own or rent facilities of any kind. At present we are operating from our principal office address that is located within the offices of our President. He provides this space free of charge. We will continue to use this space for our executive offices for the foreseeable future.

Employees

Horizon has no employees at the present time. The Officers and Directors are responsible for all planning, developing and operational duties, and will continue to do so throughout the early stages of our growth. We have no intention of hiring employees until the business has been successfully launched and we have sufficient, reliable revenue flowing into Horizon from our operations. Our Officers and Directors will do whatever work is necessary to bring our business to the point of having positive cash flow. Human resource planning will be part of an ongoing process that will include constant evaluation of operations and revenue realization. We do not expect to hire any employees within the first year of operation

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is presently not listed on any national securities exchange or the Nasdaq Stock Market.

The payment of dividends if any in the future, shall be determined by the Board of Directors, in its discretion and will depend on, among other things, our earnings, our capital requirements; and our financial condition as well as other relevant factors. We have not paid or declared any dividends to date. Holders of common stock are entitled to receive dividends as declared and paid from time to time by our Board of Directors from funds legally available. We intend to retain any earnings for marketing and expansion purposes.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information known to us about the beneficial ownership of our common stock as of December 20, 2004 for: (1) each person, entity or group that is known by us to beneficially own five percent or more of our common stock; (2) each of our directors (and former directors, as applicable); (3) each of our named executive officers (and former officers, as applicable) as defined in Item 402(a)(2) of Regulation S-B; and (4) our directors and executive officers as a group. To the best of our knowledge, each stockholder identified below has voting and investment power with respect to all shares of common stock shown, unless community property laws or footnotes to this table are applicable.

                                                                      Percentage of
                                                           Nature of  Shares
                                                           Beneficial Number of Shares      Beneficially
Directors and Officers (1)                                 Ownership  Beneficially Owned    Owned (1)
--------------------------------------------                --------  ------------------    ---------

Francis Mailhot
1000 de la Gauchetiere Ouest,
Suite 2400
Montreal, Quebec, Quebec H3B 4W5
Canada .....................................                  Direct       3,000,000         83.3 %

Total Employees and Directors as a group (1)                               3,000,000         83.3 %

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(1) Applicable percentage of beneficial ownership is based on 3,600,000 shares outstanding as of December 20, 2004. Beneficial ownership is determined in accordance with rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after December 20, 2004are deemed outstanding, but are not deemed outstanding for computing the percentage of any other person.

                             EXECUTIVE COMPENSATION

The officers have not currently received and are not accruing any compensation. The officers anticipate that they will not receive or accrue any compensation during the first year of operations.

                               FORWARD STOCK SPLIT

MATERIAL TERMS OF THE FORWARD STOCK SPLIT

The Board has unanimously adopted and shareholders holding a majority of the Common Stock have approved a resolution to effect a four-for-one (4:1) forward stock split (the "Forward Split") of the Common Stock. The Board and such shareholders believe that the Forward Split is in the Company's best interests, principally because it may ultimately increase the trading price of the Common Stock as more shares will be available for the marketplace. An increase in the price of the Common Stock may, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community.

The immediate effect of the Forward Split will be to increase the number of presently issued and outstanding shares of Common Stock from approximately 3,600,000 to approximately 14,400,000. Although the Forward Split may ultimately increase the market price of the Common Stock, no such increase can be assured or calculated. The market price of the Common Stock may fall proportion to the increase in the number of shares outstanding as a result of the Forward Split, nor can there be any assurances that the Forward Split will lead to a sustained increase in the market price of the Common Stock. The market price of the Common Stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions.

The Forward Split will affect all of the holders of the Company's Common Stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding up of fractional shares.

The Forward Split of the Common Stock is expected to become effective on or about January 20, 2005 (the "Effective Date"). Upon the Effective Date, the Company will notify the National Association of Securities Dealers, requesting that the split be made effective on the Effective Date. The Forward Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Forward Split. New certificates of Common Stock will not be issued at this time.

No fractional shares will be issued in connection with the Forward Split. Shareholders who would otherwise be entitled to receive fractional shares will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. No shareholders will receive cash in lieu of fractional shares.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

The Company does not, at this time, have any specific plans, proposals or arrangements to issue any of the newly authorized shares of common stock for any purpose, including future acquisitions and/or financings.

There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Forward Split. The Articles of Incorporation or Bylaws do not address any consequence of the Forward Split.

                         FEDERAL INCOME TAX CONSEQUENCES

The following summary of material federal income tax consequences of the Forward Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE FORWARD SPLIT.

No gain or loss will be recognized by a shareholder as a result of the Forward Split. The aggregate tax basis of the shares received in the Forward Split will be the same as the shareholder's aggregate tax basis in the shares exchanged. The shareholder's holding period for the shares received in the Forward Split will include the period during which the shareholder held the shares surrendered as a result of the Forward Split. The Company's views regarding the tax consequences of the Forward Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Forward Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

                         DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Nevada ("the "Nevada Law") does not provide for dissenter's rights of appraisal in connection with the 4 for 1 forward split of shares of the Company's common stock.

                             Additional Information

      If you have any questions about the actions described above, you may contact Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

      We filed a Form SB/2 with the SEC on February 12, 2004 (with amendments filed on April 22, 2004 and May 11, 2004). A copy of the Form SB/2 (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. Copies of all exhibits to the Form SB/2 are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

                      Information Incorporated By Reference

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

      Form SB/2 filed on February 12, 2004 (with amendments filed on April 22, 2004 and May 11, 2004.

      Quarterly Report for the quarter ended March 31, 2004 on Form 10-QSB, filed on June 15, 2004.

      Quarterly Report for the quarter ended June 30, 2004 on Form 10-QSB, filed on August 23, 2004.

      Quarterly Report for the quarter ended September 30, 2004 on Form 10-QSB, filed on December 14, 2004.

      All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein.

      Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                      Distribution of Information Statement

      The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

                SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

      Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2005 and have it included in our proxy statement must submit the proposal in writing to the Company. We must receive the proposal no later than March 31, 2005.

      Shareholders intending to present a proposal at the Annual Meeting in 2005, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2005 no later than March 31, 2005. If the notice is after March 31, 2005, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2005. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

      Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                        By Order of the Board of Directors

                                        By /s/ FRANCIS MAILHOT
                                           -------------------------------------
                                               FRANCIS MAILHOT

                                                         Date: December 20, 2004